UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported)  February 27, 2008


       AEI NET LEASE INCOME & GROWTH FUND XX LIMITED PARTNERSHIP
        (Exact name of registrant as specified in its charter)


     State of Minnesota            000-23778           41-1729121
(State or other jurisdiction  (Commission File       (IRS Employer
      of incorporation)             Number)        Identification No.)


      30 East 7th Street, Suite 1300, St. Paul, Minnesota, 55101
              (Address of Principal Executive Offices)


                         (651) 227-7333
       (Registrant's telephone number, including area code)



  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))


     Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

      On February 27, 2008, the Partnership sold its 50% interest in a Champps Americana restaurant in West Chester, Ohio to an unrelated third party. The Partnership received net cash proceeds of approximately $2,045,000 for the property, which resulted in a net gain of approximately $620,100.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

      (a) Financial statements  of  businesses  acquired  -   Not
          Applicable.

      (b) Pro forma financial information - A limited number of pro forma adjustments are required to illustrate the effects of the transaction on the balance sheet and income statement. The following narrative description is furnished in lieu of the pro forma statements. Assuming the Partnership had sold the property on January 1, 2006:

          The Partnership's Investments in Real Estate would have been reduced by $1,498,164 and its Current Assets
          (cash) would have increased by $2,045,000 and Partner's
          Capital would have increased by $546,836.

          For the year ended December 31, 2006, Income from Continuing Operations would have decreased $121,160, representing a decrease in rental income of $160,000, a decrease in depreciation expense of $36,623 and a decrease in property management expenses of $2,217. For the nine months ended September 30, 2007, Income from Continuing Operations would have decreased $100,103, representing a decrease in rental income of $127,840, a decrease in depreciation expense of $27,468 and a decrease in property management expenses of $269.

          The net effect of these pro forma adjustments would have caused Net Income to decrease from $1,439,382 to $1,318,222 and from $1,037,079 to $936,976, which would have resulted in Net Income of $58.98 and $42.03 per Limited Partnership Unit outstanding for the year ended December 31, 2006 and the nine months ended September 30, 2007, respectively.

      (c) Shell company transactions - Not Applicable.

      (d) Exhibits - Not required. The property sold represents less than 15% of the total assets of the Partnership as of February 27, 2008.


                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AEI NET LEASE INCOME & GROWTH
                              FUND XX LIMITED PARTNERSHIP

                              By:  AEI Fund Management XX, Inc.
                                 Its:  Managing General Partner


Date:  March 4, 2008          /s/ Patrick W Keene
                              By: Patrick W. Keene
                                 Its:  Chief Financial Officer